UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019 (February 5, 2019)

SURGE COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27688	11-2602030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 East Jefryn Blvd., Deer Park, New York	11729
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 595-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modifications to Rights of Security Holders.

Effective February 5, 2019, Surge Components, Inc. (the “Company”) completed its reincorporation from a Nevada corporation to a Delaware corporation (the “Reincorporation”). As of that date, the rights of the Company’s stockholders began to be governed by the Delaware corporation laws, the Delaware Certificate of Incorporation and the Delaware Bylaws. A copy of the Company’s Certificate of Incorporation as filed with the Delaware Secretary of State is attached hereto as Exhibit 3.3, and the Company’s newly adopted Bylaws as a Delaware corporation are attached hereto as Exhibit 3.4, and both such exhibits are incorporated herein by reference.

The Reincorporation was approved by the Company’s stockholders at the Company’s annual meeting held on October 4, 2018 (the “2018 Annual Meeting”). A description of the changes in the rights of stockholders as a result of the change in the state of incorporation and the adoption of the Company’s Certificate of Incorporation and Bylaws can be found in the section of Company's definitive proxy statement for the 2018 Annual Meeting captioned “Proposal No. 2 – Reincorporation of the Company from the State of Nevada to the State of Delaware Pursuant to a Plan of Conversion” filed with the Securities and Exchange Commission on September 6, 2018, which description is incorporated herein by reference.

Other than the change in the state of incorporation, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s employees, including the Company’s management.

The Reincorporation did not alter any stockholder’s percentage ownership interest or number of shares owned in the Company and the Company’s common stock continues to be quoted on the OTC Pink Marketplace under the symbol “SPRS”. The stockholders need not exchange existing stock certificates for stock certificates of the Delaware corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

The information included in Item 3.03 to this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on February 5, 2019
3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on February 5, 2019
3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware
3.4	Delaware Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE COMPONENTS, INC.

Date: February 11, 2019	By:	/s/ Ira Levy
Name: Ira Levy
Title: Chief Executive Officer

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